FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
               January 13,1997

                            MPM Technologies, Inc.
            (Exact Name of registrant as specified in its charter)

 Washington                      0-14910                  81-0436060
----------------            -------------------        -----------------
State or other                 (Commission             (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)

222 W. Mission Ave., Suite 30, Spokane, WA                           99201
-------------------------------------------                       ----------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code   (509) 326 3443

(Former name or address, if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3. BANKRUPTCY OR RECEIVERSHIP


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5. OTHER EVENTS

The company announced that it is in compliance with the alternative to the minimum bid of $1.00 required by NASDAQ. As of December 31, 1996, the Market Value of the Public Float being $4,704,603 and Capital and Surplus being $2,832,968. The increase in Capital and Surplus is attributed to the purchase of 15% interest in the Skygas venture for 1,200,000 shares of common stock valued at $1,200,000.


ITEM 6. RESIGNATION OF A REGISTRANT'S DIRECTOR


ITEM 7. FINANCIAL STATEMENTS. PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

      (a). Financial Statements of business acquired

      (b). Pro forms financial information

      (c). Exhibits

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
MPM TECHNOLOGIES, INC.                                Consolidated Balance Sheet As Of
AND SUBSIDIARIES                                      December 31, 1996, And December
(A Development Stage Company)                         31, 1995
Spokane, Washington

                      UNAUDITED
                       ASSETS

                                                         DECEMBER             DECEMBER
                                                         31, 1996             31, 1995
                                                     -----------------   -----------------
CURRENT ASSETS:
   Cash (Note 2)                                     $         40,566    $        138,675
   Prepaid Insurance                                                0               6,094
   Receivables                                                 37,017              25,440
                                                     -----------------   -----------------

      Total Current Assets                                     77,583             170,209
                                                     -----------------   -----------------

PROPERTY, PLANT & EQUIPMENT (Note 2):
   Land                                                        70,000              70,000
   Mining Claims (Note 3)                                      48,600              48,600
   Mining Leases (Note 3)                                       5,437               5,437
   Buildings                                                  133,005             133,005
   Mill Machinery                                             289,063             289,063
   Vehicles & Equipment                                       117,633             114,115
   Leasehold Improvements                                           0                   0
   Software                                                     3,258               3,258
                                                     -----------------   -----------------

      Total Property, Plant & Equipment                       666,996             663,478

     Less Accumulated Depreciation And Amortization          (344,366)           (332,117)
                                                     -----------------   -----------------

      Net Property, Plant & Equipment                         322,630             331,361
                                                     -----------------   -----------------

OTHER ASSETS:
   15% Investment Skygas                                    1,200,000                   0
   Deferred Exploration And Development Costs
       (Note 1)                                             1,195,465           1,195,466
   Note Receivable                                            275,000             275,000
   Licenses, Net Of Amortization Of $6,581 and
      $5,344 Respectively (Note 2)                             27,507              28,745
   Advance Minimum Royalties (Note 2)                          50,750              50,750
   Mineralized Material In Place (Note 3)                          10                  10
                                                     -----------------   -----------------

      Total Other Assets                                    2,748,732           1,549,971
                                                     -----------------   -----------------

TOTAL ASSETS                                         $      3,148,945    $      2,051,541
                                                     =================   =================


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

MPM TECHNOLOGIES, INC.                                Consolidated Balance Sheet As Of
AND SUBSIDIARIES                                      December 31, 1996, And December
(A Development Stage Company)                         31, 1995 (Continued)
Spokane, Washington

                      UNAUDITED
        LIABILITIES AND STOCKHOLDERS' EQUITY

                                                         DECMEBER            DECEMBER
                                                         31, 1996            31, 1995
                                                     -----------------   -----------------
CURRENT LIABILITIES:
   Accounts Payable                                  $         14,356    $         14,356
   Notes Payable (Note 4)                                     571,724             533,951
   Notes Payable To Related Parties (Note 4)                  314,765             314,765
   Interest Payable - Related Parties (Note 4)                129,997             129,997
   Interest Payable                                             4,487                   0
                                                     -----------------   -----------------

      Total Current Liabilities                             1,035,329             993,069
                                                     -----------------   -----------------

LONG-TERM DEBT (Net Of Current Portion):
   Notes Payable                                                    0                   0
                                                     -----------------   -----------------

      Total Long-Term Debt                                          0                   0
                                                     -----------------   -----------------

      Total Liabilities                                     1,035,329             993,069
                                                     -----------------   -----------------

MINORITY INTEREST (Note 6):
   Minority Interest In Consolidated Entities                (719,352)           (687,185)
                                                     -----------------   -----------------

COMMITMENTS (Note 7)

STOCKHOLDERS' EQUITY:
   Common Stock, $0.001 Par Value, 50,000,000 Shares
      Authorized, 14,399,773 Shares, And 12,842,176
      Shares Outstanding December 31, 1996, And
      December 31, 1995, Respectively (Notes 6 & 8)            14,399              12,842
   Additional Paid-In Capital                               7,406,584           5,998,967
   Deficit Accumulated During The Exploration And
      Development Stage                                    (4,588,015)         (4,266,152)
                                                     -----------------   -----------------

      Total Stockholders' Equity                            2,832,968           1,745,657
                                                     -----------------   -----------------

TOTAL LIABILITIES, MINORITY INTEREST
   AND STOCKHOLDERS' EQUITY                          $      3,148,945    $      2,051,541
                                                     =================   =================


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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MPM Technologies, Inc.

January 13,1996                         /s/Robert D. Little
-----------------                      -------------------------
     (Date)                               Robert D. Little
                                             Secretary

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